                                    EXHIBIT 3

                               CAPITAL TRUST, INC.

                        Warrant for Class A Common Stock

            FOR VALUE RECEIVED, Capital Trust, Inc., a Maryland corporation (the "Company"), hereby grants, pursuant hereto (this "Warrant"), to Admiral Insurance Company (the "Initial Holder") or its permitted assigns, the right, subject to the terms and conditions contained herein, to purchase from the Company, at any time or from time to time commencing at the Commencement Time (as defined below) and prior to 5:00 p.m., Eastern Time, on December 31, 2004, up to NINETY ONE THOUSAND TWO HUNDRED AND FIFTY (91,250) (subject to adjustment as provided herein) fully paid and non-assessable shares of class A common stock, par value $.01 per share, of the Company for twenty-three dollars and forty cents ($23.40) per share (subject to adjustment as provided herein) for an aggregate purchase price (assuming full exercise) of TWO MILLION ONE HUNDRED THIRTY FIVE THOUSAND AND TWO HUNDRED FIFTY DOLLARS ($2,135,250). The Aggregate Exercise Price is not subject to adjustment.

            Hereinafter, (i) said class A common stock, par value $.01 per share, of the Company, is referred to as the "Common Stock," (ii) the shares of the Common Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to as the "Warrant Shares," (iii) the aggregate purchase price payable for the Warrant Shares purchasable hereunder is referred to as the "Aggregate Exercise Price," (iv) the price payable for each of the Warrant Shares is referred to as the "Per-Share Exercise Price," (v) this Warrant, and all warrants hereafter issued in exchange for, in substitution for or upon transfer of this Warrant are referred to as the "Warrants" and (vi) the holders of this Warrant or any portion hereof in accordance with the terms hereof from time to time are each referred to as a "Holder" and are collectively referred to as the "Holders.") Definitions of other capitalized terms used herein are set forth in Section 15 hereof.

      1.    Exercise of Warrant.

            (a) This Warrant may be exercised in whole at any time, or in part from time to time, commencing at the Commencement Time and prior to 5:00 p.m., Eastern Time, on December 31, 2004 (the "Exercise Period") by the Holder by the surrender of this Warrant (with the subscription form at the end hereof duly executed) to the Company at the address set forth in Section 11 hereof, together with proper payment of the Aggregate Exercise Price, or the proportionate part thereof if this Warrant is exercised in part, with payment for the Warrant Shares made by wire transfer of immediately available funds or certified or official bank check payable to the order of the Company. If this Warrant is exercised in part, it must be exercised for a number of whole shares of Common Stock.

            (b) The "Commencement Time" shall begin when the issuance of the Warrant Shares shall have been approved by an affirmative vote of a majority of the votes cast at the Company's 2004 annual meeting of shareholders or at any adjournment or postponement thereof in accordance with Sections 310.00 and 312.03(c) of the New York Stock Exchange, Inc. Listed Company Manual.

            (c) After any partial exercise or exchange, the Holder will be entitled to receive a new Warrant covering the Warrant Shares as to which this Warrant has not been exercised or exchanged and setting forth the proportionate part of the Aggregate Exercise Price applicable to such Warrant Shares.

            (d) As soon as practicable, but within ten (10) days following the surrender of this Warrant and the receipt of payment of the Aggregate Exercise Price, or the proportionate part thereof, as the case may be, pursuant to subsection (a) of this Section 1, the Company, within seven (7) days,

                  (i) will issue a certificate or certificates in the name of the Holder or such other Person designated in writing by the Holder for the largest number of whole shares of Common Stock to which the Holder shall be entitled by the exercise (full or partial, in accordance with the subscription form) or exchange of this Warrant;

                  (ii) will, if this Warrant is exercised in whole, in lieu of any fractional share of Common Stock to which the Holder shall be otherwise entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors shall determine), and

                  (iii) will deliver the other securities and properties receivable upon the exercise or exchange of this Warrant, or the proportionate part thereof if this Warrant is exercised or exchanged in part, pursuant to the provisions of this Warrant.

      2. Reservation of Warrant Shares; Listing. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock, for the purpose of effecting the exercise of Warrants, the full number of shares of Common Stock then issuable upon the exercise of all outstanding Warrants. Throughout the period of time during which this Warrant may be exercised, the Company shall use its commercially reasonable efforts to keep the Warrant Shares authorized for listing on the New York Stock Exchange or on any other successor national securities exchange or other relevant market on which the Common Stock is listed, admitted to trading or traded.

      3. Protection Against Dilution. The Per-Share Exercise Price and the number of Warrant Shares purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time as set forth in this Section 3. Whenever the Per-Share Exercise Price is adjusted by operation of this Section 3, the number of Warrant Shares to be delivered upon exercise of the Warrants shall be adjusted as provided in subsection (n) of this Section 3.

            (a) In case the Company shall, while any of the Warrants are outstanding, (i) pay a dividend or make any other distribution with respect to shares of Common Stock in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock, (iii) combine outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of stock of the Company (other than the reclassifications covered by subsection (d) of this Section 3), the Per-Share Exercise Price shall be adjusted to be equal to a fraction, the numerator of which shall be the Aggregate Exercise Price and the denominator of which shall be the number of shares of Common Stock or other stock of the Company that the Holder would have owned immediately following such action had such Warrant been exercised immediately prior thereto or, in the case of a dividend, distribution, subdivision, combination or reclassification with respect to which a record date has been established, prior to such record date. An adjustment made pursuant to this subsection (a) shall be made immediately prior to the opening of business on the day following (x) the date of the payment of the dividend or distribution (retroactive to the record date) or (y) the effective date in the case of a subdivision, combination or reclassification (retroactive to the record date, if any). If the Board of Directors shall declare any dividend or distribution or resolve to take any action referred to in this subsection (a), it shall provide written notice thereof to the Holder not less than ten (10) days prior to the record date fixed for determining the stockholders entitled to participate therein.

            (b) In case the Company shall, while any of the Warrants are outstanding, issue rights or warrants to purchase, or securities convertible into or exchangeable for, Common Stock ("Rights") to any holders of its outstanding shares of Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for, purchase, convert or exchange shares of Common Stock at a price per share less than the current market price per share of Common Stock (as determined pursuant to subsection (e) of this Section 3) on the record date mentioned below, provided the purchase price is less than the Per-Share Exercise Price theretofore in effect, the Per-Share Exercise Price shall be adjusted so that the same shall equal the amount determined by multiplying the Per-Share Exercise Price theretofore in effect by a fraction the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such Rights plus the number of shares which the aggregate offering price would purchase at such current market price, and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such Rights plus the number of additional shares of Common Stock offered for subscription or purchase. "Aggregate offering price," as used in the preceding sentence, shall mean the amount received or receivable by the Company in consideration of the issuance or sale of Rights plus any additional consideration payable to the Company upon exercise thereof, in each case with reference to the total number of shares of Common Stock offered for subscription or purchase. Such adjustment shall be made immediately prior to the opening of business on the day following the date of issuance of Rights, retroactive to the record date for the determination of stockholders entitled to receive Rights.

            (c) In case the Company shall, by dividend or otherwise, distribute to any holders of its outstanding shares of Common Stock, evidences of its indebtedness, shares of any class or series of its stock, assets, securities convertible into or exchangeable for any of its stock or rights or warrants to subscribe for or purchase any of its securities (excluding any Rights referred to in subsection (b) of this Section 3, any dividend or other distribution paid exclusively in cash and any dividend or other distribution referred to in subsection (a) of this Section 3), the Per-Share Exercise Price shall be reduced so that the same shall equal the price determined by multiplying the Per-Share Exercise Price theretofore in effect by a fraction the numerator of which shall be the current market price (determined as provided in subsection (e) of this Section 3) per share of Common Stock on the record date referred to below less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive), on the record date referred to below, of the portion of the evidences of indebtedness, shares of stock, assets, convertible or exchangeable securities, rights or warrants (including fractions) so distributed with respect to each share of Common Stock and the denominator of which shall be such current market price per share of Common Stock. Such adjustment shall be made immediately prior to the opening of business on the day following the date on which any such distribution is made, retroactive to the record date for the determination of stockholders entitled to receive such distribution. In the event that no such dividend or other distribution is so paid or made, the Per-Share Exercise Price shall again be adjusted to be the Per-Share Exercise Price which would then be in effect if such dividend or other distribution had not occurred. If the Board of Directors determines the fair market value of any distribution for purposes of this subsection (c) by reference to the actual or when-issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the current market price per share of Common Stock (determined as provided in subsection (e) of this Section 3).

            (d) In the case of any capital reorganization of the Company or reclassification of the Common Stock, or any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in the case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), the Holder shall have the right thereafter to receive on the exercise of this Warrant the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such reorganization, reclassification consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of the Warrant. Notice of any such reorganization, reclassification, consolidation, merger, exchange, sale or conveyance shall be mailed to the Holder not less than ten (10) days prior to such event. The above provisions of this subsection (d) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. The Company shall require the issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of the Warrant to be responsible for all of the agreements and obligations of the Company hereunder.

            (e) For the purpose of any computation under subsection (b) or (c) of this Section 3, the current market price per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices for the five (5) Trading Day period ending on the earlier of the day in question and, if applicable, the last Trading Day before the "ex" date with respect to the issuance or distribution requiring such computation; provided, however, that if more than one event occurs that would require an adjustment pursuant to subsections (a) through (d) of this Section 3, inclusive, the Board of Directors shall in good faith make such adjustments to the Closing Prices during such five
(5) Trading Day period as it reasonably deems appropriate to effectuate the intent of the adjustment provisions in this Section 3, in which case any such determination by the Board of Directors shall be conclusive. For purposes of this paragraph, the term "ex" date means the first date on which the shares of Common Stock trade regular way, without the right to receive such issuance or distribution, on the New York Stock Exchange or on such successor securities exchange as the shares of Common Stock may be listed on or in the relevant market from which the Closing Prices were obtained.

            (f) No adjustment in the Per-Share Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Per-Share Exercise Price; provided, however, that any adjustments which by reason of this subsection (f) are not required to be made shall be carried forward and taken into account in determining whether any subsequent adjustment shall be required.

            (g) If any action would require adjustment of the Per-Share Exercise Price pursuant to more than one of the provisions described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value to the Holder.

            (h) Except as stated above, the Per-Share Exercise Price will not be adjusted for the issuance of shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock, or carrying the right to purchase any of the foregoing.

            (i) In case the Company shall, by dividend or otherwise, declare or make a distribution on the shares of Common Stock referred to in subsection
(c) of this Section 3, the Holder, upon the exercise thereof subsequent to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the Per-Share Exercise Price adjustment in respect of such distribution, shall be entitled to receive, for each share of Common Stock for which the Warrant is exercised, the portion of the evidences of indebtedness, shares of stock, assets, securities convertible into or exchangeable for any of its stock, or rights or warrants to subscribe for or purchase any of its securities (including fractions) so distributed with respect to each share of Common Stock; provided, however, that, at the election of the Company with respect to all Holders so exercising, the Company may, in lieu of distributing to such Holder any portion of such distribution not consisting of cash or securities of the Company, pay such Holder an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive). If any exercise of a Warrant described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of shares of Common Stock which the Holder of a Warrant so exercised is entitled to receive in accordance with the immediately preceding sentence, the Company may elect to distribute to such Holder a due bill for the evidences of indebtedness, shares of stock, assets, securities convertible into or exchangeable for any of its stock, or rights or warrants to subscribe for or purchase any of its securities to which such Holder is so entitled, provided, that such due bill (a) meets any applicable requirements of the principal national securities exchange or other market on which the shares of Common Stock are then traded and (b) requires payment or delivery of such evidences of indebtedness, shares of stock, assets, securities convertible into or exchangeable for any of its stock, or rights or warrants to subscribe for or purchase any of its securities no later than the date of payment or delivery thereof to holders of Common Stock receiving such distribution.

            (j) Whenever the Per-Share Exercise Price is adjusted as provided in this Section 3 and upon any modification of the rights of the Holder in accordance with this Section 3, the Company shall promptly prepare a certificate signed by the chief executive officer or the chief financial officer setting forth the adjusted Per-Share Exercise Price and showing in reasonable detail the facts requiring such adjustment or modification and the manner of computing the same ("Adjustment Certificate") and cause copies of such certificate to be mailed to the Holder.

            (k) If the Board of Directors shall authorize and the Company shall declare any dividend or other distribution with respect to the Common Stock other than a distribution exclusively in cash, the Company shall mail notice thereof to the Holder not less than ten (10) days prior to the record date fixed for determining stockholders entitled to participate in such dividend or other distribution.

            (l) If, as a result of an adjustment made pursuant to this Section 3, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of stock or other securities, the Board of Directors shall in good faith determine the allocation of the adjusted Per-Share Exercise Price between or among such classes of stock or other securities (whose determination shall be conclusive).

            (m) Upon the expiration of any rights, options, warrants or conversion privileges with respect to the issuance of which an adjustment to the Per-Share Exercise Price had been made, if such shall not have been exercised, the Per-Share Exercise Price, to the extent this Warrant has not then been exercised, shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (A) the Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion privileges, and (B) such shares of Common Stock, if any, that were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion privileges whether or not exercised; provided, however, that no such readjustment shall have the effect of increasing the Per-Share Exercise Price by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion privileges.

            (n) Whenever the Per-Share Exercise Price is adjusted as provided pursuant to this Section 3, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be adjusted by multiplying such number of Warrant Shares immediately prior to such adjustment by a fraction, the numerator of which shall be the Per-Share Exercise Price immediately prior to such adjustment, and the denominator of which shall be the Per-Share Exercise Price immediately thereafter.

            (o) In case any event shall occur as to which the other provisions of this Section 3 are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof then, in each such case, the Board of Directors shall in good faith determine the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to preserve the purchase rights represented by the Warrants (whose determination shall be conclusive) and shall promptly make the adjustments described therein.

            (p) If the Company shall take a record of the holders of its Common Stock for any purpose requiring an adjustment hereunder, but shall, thereafter and before the consummation of the event requiring such adjustment legally abandon its plan, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

            (q) Notwithstanding anything herein to the contrary, no adjustment to the Per-Share Exercise Price hereunder shall be made, to the extent it would cause the Per-Share Exercise Price to be less than the par value of the Common Stock.

      4. Fully Paid Stock; Taxes. The shares of the Common Stock represented by each and every certificate for Warrant Shares delivered upon the exercise of this Warrant shall at the time of such delivery, be duly authorized, validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights or rights of first refusal. The Company shall pay all documentary, stamp or similar taxes and other similar governmental charges that may be imposed with respect to the issuance or delivery of any shares of Common Stock upon exercise of the Warrants (other than income taxes); provided, however, that if the shares of Common Stock are to be delivered in a name other than the name of the Holder, no such delivery shall be made unless the Person requesting the same has paid to the Company the amount of transfer taxes or charges incident thereto, if any.

      5. HSR. To the extent required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") following any exercise or exchange of this Warrant pursuant to Section 1 by the Holder and prior to the issuance and delivery of the certificates for the shares of Common Stock required thereby, the Company and the Holder shall cooperate in the preparation of, and file with the United States Federal Trade Commission and the United States Department of Justice, the notification and report form required for such and any supplemental or additional information which may be reasonably requested in connection therewith pursuant to the HSR Act and shall comply in all material respects with the requirements of the HSR Act. The fees to be paid in connection with any such filing under the HSR Act shall be paid by the Holder.

      6.    Transfer; Etc.

            (a) This Warrant may not be transferred without the consent of the Company; provided, however, that that the Initial Holder may assign all or any portion of this Warrant to one or more designated controlled Affiliates of W. R. Berkley Corporation, a Delaware corporation, by execution of the form of assignment attached hereto or a substantially equivalent assignment form. Until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder of this Warrant as he or it appears on the Company's books at any time as the Holder for all purposes. The Company shall permit any Holder of a Warrant or his duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered holders of Warrants.

            (b) This Warrant may not be sold, transferred, assigned or hypothecated by the Holder except in compliance with the provisions of the Securities Act of 1933 and the applicable state securities "blue sky" laws, and is so transferable only upon the books of the Company which it shall cause to be maintained for such purpose.

            (c) All Warrants issued upon the transfer or assignment of this Warrant or part thereof or upon a partial exercise, exchange or purchase of this Warrant will be dated the same date as this Warrant, and all rights of the holder thereof shall be identical to those of the Holder.

            (d) The Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any certificates for Warrants in a name other than that of the registered Holder of a Warrant surrendered upon the exercise or transfer of a Warrant and the Company shall not be required to issue or deliver such certificates for Warrants unless and until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or are not due and owing.

            (e) In connection with any transfer, the Holder will deliver to the Company such certificates and other information as the Company may reasonably require to confirm that the transfer complies with the foregoing restrictions.

      7. Loss, etc., of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

      8. Warrant Holder Not Stockholder. This Warrant does not confer upon the Holder any right to vote on, consent to or otherwise participate with respect to matters to a vote of the stockholders of the Company or to receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, nor any other rights or liabilities as a stockholder, prior to the exercise hereof; this Warrant does, however, require certain notices to the Holder as set forth herein.

      9. Communication. Any notice or other communication to be given hereunder shall be given by hand delivery, by overnight carrier, in each case at the addresses set forth in this section, and shall be deemed to have been given when received. The Company or the Holder may change its address for receiving notices by giving written notice of such change to the other.

            If to the Company, to:

            Capital Trust, Inc.
            410 Park Avenue
            14th Floor
            New York, New York  10022
            Attn: John R. Klopp, Chief Executive Officer

            If to the Holder, to:
            Admiral Insurance Company
            1255 Caldwell Road
            Cherry Hill, New Jersey 08034

      10. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

      11. Applicable Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law thereof.

      12. Amendment, Waiver, etc. Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of the Company and the majority in interest of the Holders.

      13.   Certain Definitions.

            "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or is under common control with such Person. For the purposes of this definition, "control", when used with respect to any Person, means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated", "controlling" and "controlled" have meanings correlative to the foregoing.

            "Board of Directors" means the board of directors of the Company.

            "Closing Price", with respect to any security on any day, means the last reported sale price, regular way on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the NYSE Composite Tape, or, if such security is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading, or, if such security is not listed or admitted to trading on a national securities exchange, on the NASDAQ Stock Market of the National Association of Securities Dealers, Inc., or, if such security is not quoted or admitted to trading on such quotation system, on the principal quotation system on which such security is listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available in such manner, as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors (or any committee duly authorized by the Board of Directors) for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors (or any committee duly authorized by the Board of Directors).

            "Initial Holder" means W. R. Berkley Corporation, a Delaware corporation, and/or one or more of its designated Affiliates to whom it transfers Warrants.

            "Person" means an individual, partnership, corporation, limited liability company, trust, estate, or unincorporated organization, or other entity, or a government or agency or political subdivision thereof.

            "Trading Day" means a day on which any securities are traded on the national securities exchange or quotation system used to determine the Closing Price.

            IN WITNESS WHEREOF, the Company has caused this Warrant to be executed this 11th day of May, 2004.

                                   CAPITAL TRUST, INC.

                                        By:  /s/ John R. Klopp
                                            --------------------------------
                                            John R. Klopp
                                            Chief Executive Officer

SUBSCRIPTION

            The undersigned, ___________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for and purchase _________________ shares of the Common Stock, par value $.01 per share, of Capital Trust, Inc. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

Dated:_______________               Signature:___________________________

                                    Address:_____________________________

ASSIGNMENT

            FOR VALUE RECEIVED _______________ hereby sells, assigns and transfers unto ____________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint
_____________________, attorney, to transfer said Warrant on the books of Capital Trust, Inc.

Dated:_______________               Signature:___________________________

                                    Address:_____________________________

PARTIAL ASSIGNMENT

            FOR VALUE RECEIVED _______________ hereby assigns and transfers unto ____________________ the right to purchase _______ shares of Common Stock, par value $.01 per share, of Capital Trust, Inc. covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint ____________________, attorney, to transfer such part of said Warrant on the books of Capital Trust, Inc.

Dated:_______________               Signature:___________________________

                                    Address:_____________________________

                               CAPITAL TRUST, INC.

                        Warrant for Class A Common Stock

            FOR VALUE RECEIVED, Capital Trust, Inc., a Maryland corporation (the "Company"), hereby grants, pursuant hereto (this "Warrant"), to Berkley Insurance Company (the "Initial Holder") or its permitted assigns, the right, subject to the terms and conditions contained herein, to purchase from the Company, at any time or from time to time commencing at the Commencement Time (as defined below) and prior to 5:00 p.m., Eastern Time, on December 31, 2004, up to NINETY ONE THOUSAND TWO HUNDRED AND FIFTY (91,250) (subject to adjustment as provided herein) fully paid and non-assessable shares of class A common stock, par value $.01 per share, of the Company for twenty-three dollars and forty cents ($23.40) per share (subject to adjustment as provided herein) for an aggregate purchase price (assuming full exercise) of TWO MILLION ONE HUNDRED THIRTY FIVE THOUSAND AND TWO HUNDRED FIFTY DOLLARS ($2,135,250). The Aggregate Exercise Price is not subject to adjustment.

            Hereinafter, (i) said class A common stock, par value $.01 per share, of the Company, is referred to as the "Common Stock," (ii) the shares of the Common Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to as the "Warrant Shares," (iii) the aggregate purchase price payable for the Warrant Shares purchasable hereunder is referred to as the "Aggregate Exercise Price," (iv) the price payable for each of the Warrant Shares is referred to as the "Per-Share Exercise Price," (v) this Warrant, and all warrants hereafter issued in exchange for, in substitution for or upon transfer of this Warrant are referred to as the "Warrants" and (vi) the holders of this Warrant or any portion hereof in accordance with the terms hereof from time to time are each referred to as a "Holder" and are collectively referred to as the "Holders.") Definitions of other capitalized terms used herein are set forth in Section 15 hereof.

      1.    Exercise of Warrant.

            (a) This Warrant may be exercised in whole at any time, or in part from time to time, commencing at the Commencement Time and prior to 5:00 p.m., Eastern Time, on December 31, 2004 (the "Exercise Period") by the Holder by the surrender of this Warrant (with the subscription form at the end hereof duly executed) to the Company at the address set forth in Section 11 hereof, together with proper payment of the Aggregate Exercise Price, or the proportionate part thereof if this Warrant is exercised in part, with payment for the Warrant Shares made by wire transfer of immediately available funds or certified or official bank check payable to the order of the Company. If this Warrant is exercised in part, it must be exercised for a number of whole shares of Common Stock.

            (b) The "Commencement Time" shall begin when the issuance of the Warrant Shares shall have been approved by an affirmative vote of a majority of the votes cast at the Company's 2004 annual meeting of shareholders or at any adjournment or postponement thereof in accordance with Sections 310.00 and 312.03(c) of the New York Stock Exchange, Inc. Listed Company Manual.

            (c) After any partial exercise or exchange, the Holder will be entitled to receive a new Warrant covering the Warrant Shares as to which this Warrant has not been exercised or exchanged and setting forth the proportionate part of the Aggregate Exercise Price applicable to such Warrant Shares.

            (d) As soon as practicable, but within ten (10) days following the surrender of this Warrant and the receipt of payment of the Aggregate Exercise Price, or the proportionate part thereof, as the case may be, pursuant to subsection (a) of this Section 1, the Company, within seven (7) days,

                  (i) will issue a certificate or certificates in the name of the Holder or such other Person designated in writing by the Holder for the largest number of whole shares of Common Stock to which the Holder shall be entitled by the exercise (full or partial, in accordance with the subscription form) or exchange of this Warrant;

                  (ii) will, if this Warrant is exercised in whole, in lieu of any fractional share of Common Stock to which the Holder shall be otherwise entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors shall determine), and

                  (iii) will deliver the other securities and properties receivable upon the exercise or exchange of this Warrant, or the proportionate part thereof if this Warrant is exercised or exchanged in part, pursuant to the provisions of this Warrant.

      2. Reservation of Warrant Shares; Listing. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock, for the purpose of effecting the exercise of Warrants, the full number of shares of Common Stock then issuable upon the exercise of all outstanding Warrants. Throughout the period of time during which this Warrant may be exercised, the Company shall use its commercially reasonable efforts to keep the Warrant Shares authorized for listing on the New York Stock Exchange or on any other successor national securities exchange or other relevant market on which the Common Stock is listed, admitted to trading or traded.

      3. Protection Against Dilution. The Per-Share Exercise Price and the number of Warrant Shares purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time as set forth in this Section 3. Whenever the Per-Share Exercise Price is adjusted by operation of this Section 3, the number of Warrant Shares to be delivered upon exercise of the Warrants shall be adjusted as provided in subsection (n) of this Section 3.

            (a) In case the Company shall, while any of the Warrants are outstanding, (i) pay a dividend or make any other distribution with respect to shares of Common Stock in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock, (iii) combine outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of stock of the Company (other than the reclassifications covered by subsection (d) of this Section 3), the Per-Share Exercise Price shall be adjusted to be equal to a fraction, the numerator of which shall be the Aggregate Exercise Price and the denominator of which shall be the number of shares of Common Stock or other stock of the Company that the Holder would have owned immediately following such action had such Warrant been exercised immediately prior thereto or, in the case of a dividend, distribution, subdivision, combination or reclassification with respect to which a record date has been established, prior to such record date. An adjustment made pursuant to this subsection (a) shall be made immediately prior to the opening of business on the day following (x) the date of the payment of the dividend or distribution (retroactive to the record date) or (y) the effective date in the case of a subdivision, combination or reclassification (retroactive to the record date, if any). If the Board of Directors shall declare any dividend or distribution or resolve to take any action referred to in this subsection (a), it shall provide written notice thereof to the Holder not less than ten (10) days prior to the record date fixed for determining the stockholders entitled to participate therein.

            (b) In case the Company shall, while any of the Warrants are outstanding, issue rights or warrants to purchase, or securities convertible into or exchangeable for, Common Stock ("Rights") to any holders of its outstanding shares of Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for, purchase, convert or exchange shares of Common Stock at a price per share less than the current market price per share of Common Stock (as determined pursuant to subsection (e) of this Section 3) on the record date mentioned below, provided the purchase price is less than the Per-Share Exercise Price theretofore in effect, the Per-Share Exercise Price shall be adjusted so that the same shall equal the amount determined by multiplying the Per-Share Exercise Price theretofore in effect by a fraction the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such Rights plus the number of shares which the aggregate offering price would purchase at such current market price, and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such Rights plus the number of additional shares of Common Stock offered for subscription or purchase. "Aggregate offering price," as used in the preceding sentence, shall mean the amount received or receivable by the Company in consideration of the issuance or sale of Rights plus any additional consideration payable to the Company upon exercise thereof, in each case with reference to the total number of shares of Common Stock offered for subscription or purchase. Such adjustment shall be made immediately prior to the opening of business on the day following the date of issuance of Rights, retroactive to the record date for the determination of stockholders entitled to receive Rights.

            (c) In case the Company shall, by dividend or otherwise, distribute to any holders of its outstanding shares of Common Stock, evidences of its indebtedness, shares of any class or series of its stock, assets, securities convertible into or exchangeable for any of its stock or rights or warrants to subscribe for or purchase any of its securities (excluding any Rights referred to in subsection (b) of this Section 3, any dividend or other distribution paid exclusively in cash and any dividend or other distribution referred to in subsection (a) of this Section 3), the Per-Share Exercise Price shall be reduced so that the same shall equal the price determined by multiplying the Per-Share Exercise Price theretofore in effect by a fraction the numerator of which shall be the current market price (determined as provided in subsection (e) of this Section 3) per share of Common Stock on the record date referred to below less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive), on the record date referred to below, of the portion of the evidences of indebtedness, shares of stock, assets, convertible or exchangeable securities, rights or warrants (including fractions) so distributed with respect to each share of Common Stock and the denominator of which shall be such current market price per share of Common Stock. Such adjustment shall be made immediately prior to the opening of business on the day following the date on which any such distribution is made, retroactive to the record date for the determination of stockholders entitled to receive such distribution. In the event that no such dividend or other distribution is so paid or made, the Per-Share Exercise Price shall again be adjusted to be the Per-Share Exercise Price which would then be in effect if such dividend or other distribution had not occurred. If the Board of Directors determines the fair market value of any distribution for purposes of this subsection (c) by reference to the actual or when-issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the current market price per share of Common Stock (determined as provided in subsection (e) of this Section 3).

            (d) In the case of any capital reorganization of the Company or reclassification of the Common Stock, or any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in the case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), the Holder shall have the right thereafter to receive on the exercise of this Warrant the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such reorganization, reclassification consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of the Warrant. Notice of any such reorganization, reclassification, consolidation, merger, exchange, sale or conveyance shall be mailed to the Holder not less than ten (10) days prior to such event. The above provisions of this subsection (d) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. The Company shall require the issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of the Warrant to be responsible for all of the agreements and obligations of the Company hereunder.

            (e) For the purpose of any computation under subsection (b) or (c) of this Section 3, the current market price per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices for the five (5) Trading Day period ending on the earlier of the day in question and, if applicable, the last Trading Day before the "ex" date with respect to the issuance or distribution requiring such computation; provided, however, that if more than one event occurs that would require an adjustment pursuant to subsections (a) through (d) of this Section 3, inclusive, the Board of Directors shall in good faith make such adjustments to the Closing Prices during such five
(5) Trading Day period as it reasonably deems appropriate to effectuate the intent of the adjustment provisions in this Section 3, in which case any such determination by the Board of Directors shall be conclusive. For purposes of this paragraph, the term "ex" date means the first date on which the shares of Common Stock trade regular way, without the right to receive such issuance or distribution, on the New York Stock Exchange or on such successor securities exchange as the shares of Common Stock may be listed on or in the relevant market from which the Closing Prices were obtained.

            (f) No adjustment in the Per-Share Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Per-Share Exercise Price; provided, however, that any adjustments which by reason of this subsection (f) are not required to be made shall be carried forward and taken into account in determining whether any subsequent adjustment shall be required.

            (g) If any action would require adjustment of the Per-Share Exercise Price pursuant to more than one of the provisions described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value to the Holder.

            (h) Except as stated above, the Per-Share Exercise Price will not be adjusted for the issuance of shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock, or carrying the right to purchase any of the foregoing.

            (i) In case the Company shall, by dividend or otherwise, declare or make a distribution on the shares of Common Stock referred to in subsection
(c) of this Section 3, the Holder, upon the exercise thereof subsequent to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the Per-Share Exercise Price adjustment in respect of such distribution, shall be entitled to receive, for each share of Common Stock for which the Warrant is exercised, the portion of the evidences of indebtedness, shares of stock, assets, securities convertible into or exchangeable for any of its stock, or rights or warrants to subscribe for or purchase any of its securities (including fractions) so distributed with respect to each share of Common Stock; provided, however, that, at the election of the Company with respect to all Holders so exercising, the Company may, in lieu of distributing to such Holder any portion of such distribution not consisting of cash or securities of the Company, pay such Holder an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive). If any exercise of a Warrant described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of shares of Common Stock which the Holder of a Warrant so exercised is entitled to receive in accordance with the immediately preceding sentence, the Company may elect to distribute to such Holder a due bill for the evidences of indebtedness, shares of stock, assets, securities convertible into or exchangeable for any of its stock, or rights or warrants to subscribe for or purchase any of its securities to which such Holder is so entitled, provided, that such due bill (a) meets any applicable requirements of the principal national securities exchange or other market on which the shares of Common Stock are then traded and (b) requires payment or delivery of such evidences of indebtedness, shares of stock, assets, securities convertible into or exchangeable for any of its stock, or rights or warrants to subscribe for or purchase any of its securities no later than the date of payment or delivery thereof to holders of Common Stock receiving such distribution.

            (j) Whenever the Per-Share Exercise Price is adjusted as provided in this Section 3 and upon any modification of the rights of the Holder in accordance with this Section 3, the Company shall promptly prepare a certificate signed by the chief executive officer or the chief financial officer setting forth the adjusted Per-Share Exercise Price and showing in reasonable detail the facts requiring such adjustment or modification and the manner of computing the same ("Adjustment Certificate") and cause copies of such certificate to be mailed to the Holder.

            (k) If the Board of Directors shall authorize and the Company shall declare any dividend or other distribution with respect to the Common Stock other than a distribution exclusively in cash, the Company shall mail notice thereof to the Holder not less than ten (10) days prior to the record date fixed for determining stockholders entitled to participate in such dividend or other distribution.

            (l) If, as a result of an adjustment made pursuant to this Section 3, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of stock or other securities, the Board of Directors shall in good faith determine the allocation of the adjusted Per-Share Exercise Price between or among such classes of stock or other securities (whose determination shall be conclusive).

            (m) Upon the expiration of any rights, options, warrants or conversion privileges with respect to the issuance of which an adjustment to the Per-Share Exercise Price had been made, if such shall not have been exercised, the Per-Share Exercise Price, to the extent this Warrant has not then been exercised, shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (A) the Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion privileges, and (B) such shares of Common Stock, if any, that were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion privileges whether or not exercised; provided, however, that no such readjustment shall have the effect of increasing the Per-Share Exercise Price by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion privileges.

            (n) Whenever the Per-Share Exercise Price is adjusted as provided pursuant to this Section 3, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be adjusted by multiplying such number of Warrant Shares immediately prior to such adjustment by a fraction, the numerator of which shall be the Per-Share Exercise Price immediately prior to such adjustment, and the denominator of which shall be the Per-Share Exercise Price immediately thereafter.

            (o) In case any event shall occur as to which the other provisions of this Section 3 are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof then, in each such case, the Board of Directors shall in good faith determine the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to preserve the purchase rights represented by the Warrants (whose determination shall be conclusive) and shall promptly make the adjustments described therein.

            (p) If the Company shall take a record of the holders of its Common Stock for any purpose requiring an adjustment hereunder, but shall, thereafter and before the consummation of the event requiring such adjustment legally abandon its plan, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

            (q) Notwithstanding anything herein to the contrary, no adjustment to the Per-Share Exercise Price hereunder shall be made, to the extent it would cause the Per-Share Exercise Price to be less than the par value of the Common Stock.

      4. Fully Paid Stock; Taxes. The shares of the Common Stock represented by each and every certificate for Warrant Shares delivered upon the exercise of this Warrant shall at the time of such delivery, be duly authorized, validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights or rights of first refusal. The Company shall pay all documentary, stamp or similar taxes and other similar governmental charges that may be imposed with respect to the issuance or delivery of any shares of Common Stock upon exercise of the Warrants (other than income taxes); provided, however, that if the shares of Common Stock are to be delivered in a name other than the name of the Holder, no such delivery shall be made unless the Person requesting the same has paid to the Company the amount of transfer taxes or charges incident thereto, if any.

      5. HSR. To the extent required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") following any exercise or exchange of this Warrant pursuant to Section 1 by the Holder and prior to the issuance and delivery of the certificates for the shares of Common Stock required thereby, the Company and the Holder shall cooperate in the preparation of, and file with the United States Federal Trade Commission and the United States Department of Justice, the notification and report form required for such and any supplemental or additional information which may be reasonably requested in connection therewith pursuant to the HSR Act and shall comply in all material respects with the requirements of the HSR Act. The fees to be paid in connection with any such filing under the HSR Act shall be paid by the Holder.

      6.    Transfer; Etc.

            (a) This Warrant may not be transferred without the consent of the Company; provided, however, that that the Initial Holder may assign all or any portion of this Warrant to one or more designated controlled Affiliates of W. R. Berkley Corporation, a Delaware corporation, by execution of the form of assignment attached hereto or a substantially equivalent assignment form. Until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder of this Warrant as he or it appears on the Company's books at any time as the Holder for all purposes. The Company shall permit any Holder of a Warrant or his duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered holders of Warrants.

            (b) This Warrant may not be sold, transferred, assigned or hypothecated by the Holder except in compliance with the provisions of the Securities Act of 1933 and the applicable state securities "blue sky" laws, and is so transferable only upon the books of the Company which it shall cause to be maintained for such purpose.

            (c) All Warrants issued upon the transfer or assignment of this Warrant or part thereof or upon a partial exercise, exchange or purchase of this Warrant will be dated the same date as this Warrant, and all rights of the holder thereof shall be identical to those of the Holder.

            (d) The Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any certificates for Warrants in a name other than that of the registered Holder of a Warrant surrendered upon the exercise or transfer of a Warrant and the Company shall not be required to issue or deliver such certificates for Warrants unless and until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or are not due and owing.

            (e) In connection with any transfer, the Holder will deliver to the Company such certificates and other information as the Company may reasonably require to confirm that the transfer complies with the foregoing restrictions.

      7. Loss, etc., of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

      8. Warrant Holder Not Stockholder. This Warrant does not confer upon the Holder any right to vote on, consent to or otherwise participate with respect to matters to a vote of the stockholders of the Company or to receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, nor any other rights or liabilities as a stockholder, prior to the exercise hereof; this Warrant does, however, require certain notices to the Holder as set forth herein.

      9. Communication. Any notice or other communication to be given hereunder shall be given by hand delivery, by overnight carrier, in each case at the addresses set forth in this section, and shall be deemed to have been given when received. The Company or the Holder may change its address for receiving notices by giving written notice of such change to the other.

            If to the Company, to:

            Capital Trust, Inc.
            410 Park Avenue
            14th Floor
            New York, New York  10022
            Attn: John R. Klopp, Chief Executive Officer

            If to the Holder, to:
            Berkley Insurance Company
            475 Steamboat Road
            Greenwich, Connecticut 06830

      10. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

      11. Applicable Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law thereof.

      12. Amendment, Waiver, etc. Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of the Company and the majority in interest of the Holders.

      13.   Certain Definitions.

            "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or is under common control with such Person. For the purposes of this definition, "control", when used with respect to any Person, means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated", "controlling" and "controlled" have meanings correlative to the foregoing.

            "Board of Directors" means the board of directors of the Company.

            "Closing Price", with respect to any security on any day, means the last reported sale price, regular way on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the NYSE Composite Tape, or, if such security is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading, or, if such security is not listed or admitted to trading on a national securities exchange, on the NASDAQ Stock Market of the National Association of Securities Dealers, Inc., or, if such security is not quoted or admitted to trading on such quotation system, on the principal quotation system on which such security is listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available in such manner, as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors (or any committee duly authorized by the Board of Directors) for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors (or any committee duly authorized by the Board of Directors).

            "Initial Holder" means W. R. Berkley Corporation, a Delaware corporation, and/or one or more of its designated Affiliates to whom it transfers Warrants.

            "Person" means an individual, partnership, corporation, limited liability company, trust, estate, or unincorporated organization, or other entity, or a government or agency or political subdivision thereof.

            "Trading Day" means a day on which any securities are traded on the national securities exchange or quotation system used to determine the Closing Price.

            IN WITNESS WHEREOF, the Company has caused this Warrant to be executed this 11th day of May, 2004.

                                    CAPITAL TRUST, INC.

                                         By:  /s/ John R. Klopp
                                             ----------------------------
                                             John R. Klopp
                                             Chief Executive Officer

SUBSCRIPTION

            The undersigned, ___________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for and purchase _________________ shares of the Common Stock, par value $.01 per share, of Capital Trust, Inc. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

Dated:_______________                  Signature:___________________________

                                       Address:_____________________________

ASSIGNMENT

            FOR VALUE RECEIVED _______________ hereby sells, assigns and transfers unto ____________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint
_____________________, attorney, to transfer said Warrant on the books of Capital Trust, Inc.

Dated:_______________                  Signature:___________________________

                                       Address:_____________________________

PARTIAL ASSIGNMENT

            FOR VALUE RECEIVED _______________ hereby assigns and transfers unto ____________________ the right to purchase _______ shares of Common Stock, par value $.01 per share, of Capital Trust, Inc. covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint ____________________, attorney, to transfer such part of said Warrant on the books of Capital Trust, Inc.

Dated:_______________                  Signature:___________________________

                                       Address:_____________________________

                               CAPITAL TRUST, INC.

                        Warrant for Class A Common Stock

            FOR VALUE RECEIVED, Capital Trust, Inc., a Maryland corporation (the "Company"), hereby grants, pursuant hereto (this "Warrant"), to Berkley Regional Insurance Company (the "Initial Holder") or its permitted assigns, the right, subject to the terms and conditions contained herein, to purchase from the Company, at any time or from time to time commencing at the Commencement Time (as defined below) and prior to 5:00 p.m., Eastern Time, on December 31, 2004, up to NINETY ONE THOUSAND TWO HUNDRED AND FIFTY (91,250) (subject to adjustment as provided herein) fully paid and non-assessable shares of class A common stock, par value $.01 per share, of the Company for twenty-three dollars and forty cents ($23.40) per share (subject to adjustment as provided herein) for an aggregate purchase price (assuming full exercise) of TWO MILLION ONE HUNDRED THIRTY FIVE THOUSAND AND TWO HUNDRED FIFTY DOLLARS ($2,135,250). The Aggregate Exercise Price is not subject to adjustment.

            Hereinafter, (i) said class A common stock, par value $.01 per share, of the Company, is referred to as the "Common Stock," (ii) the shares of the Common Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to as the "Warrant Shares," (iii) the aggregate purchase price payable for the Warrant Shares purchasable hereunder is referred to as the "Aggregate Exercise Price," (iv) the price payable for each of the Warrant Shares is referred to as the "Per-Share Exercise Price," (v) this Warrant, and all warrants hereafter issued in exchange for, in substitution for or upon transfer of this Warrant are referred to as the "Warrants" and (vi) the holders of this Warrant or any portion hereof in accordance with the terms hereof from time to time are each referred to as a "Holder" and are collectively referred to as the "Holders.") Definitions of other capitalized terms used herein are set forth in Section 15 hereof.

      1.    Exercise of Warrant.

            (a) This Warrant may be exercised in whole at any time, or in part from time to time, commencing at the Commencement Time and prior to 5:00 p.m., Eastern Time, on December 31, 2004 (the "Exercise Period") by the Holder by the surrender of this Warrant (with the subscription form at the end hereof duly executed) to the Company at the address set forth in Section 11 hereof, together with proper payment of the Aggregate Exercise Price, or the proportionate part thereof if this Warrant is exercised in part, with payment for the Warrant Shares made by wire transfer of immediately available funds or certified or official bank check payable to the order of the Company. If this Warrant is exercised in part, it must be exercised for a number of whole shares of Common Stock.

            (b) The "Commencement Time" shall begin when the issuance of the Warrant Shares shall have been approved by an affirmative vote of a majority of the votes cast at the Company's 2004 annual meeting of shareholders or at any adjournment or postponement thereof in accordance with Sections 310.00 and 312.03(c) of the New York Stock Exchange, Inc. Listed Company Manual.

            (c) After any partial exercise or exchange, the Holder will be entitled to receive a new Warrant covering the Warrant Shares as to which this Warrant has not been exercised or exchanged and setting forth the proportionate part of the Aggregate Exercise Price applicable to such Warrant Shares.

            (d) As soon as practicable, but within ten (10) days following the surrender of this Warrant and the receipt of payment of the Aggregate Exercise Price, or the proportionate part thereof, as the case may be, pursuant to subsection (a) of this Section 1, the Company, within seven (7) days,

                  (i) will issue a certificate or certificates in the name of the Holder or such other Person designated in writing by the Holder for the largest number of whole shares of Common Stock to which the Holder shall be entitled by the exercise (full or partial, in accordance with the subscription form) or exchange of this Warrant;

                  (ii) will, if this Warrant is exercised in whole, in lieu of any fractional share of Common Stock to which the Holder shall be otherwise entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors shall determine), and

                  (iii) will deliver the other securities and properties receivable upon the exercise or exchange of this Warrant, or the proportionate part thereof if this Warrant is exercised or exchanged in part, pursuant to the provisions of this Warrant.

      2. Reservation of Warrant Shares; Listing. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock, for the purpose of effecting the exercise of Warrants, the full number of shares of Common Stock then issuable upon the exercise of all outstanding Warrants. Throughout the period of time during which this Warrant may be exercised, the Company shall use its commercially reasonable efforts to keep the Warrant Shares authorized for listing on the New York Stock Exchange or on any other successor national securities exchange or other relevant market on which the Common Stock is listed, admitted to trading or traded.

      3. Protection Against Dilution. The Per-Share Exercise Price and the number of Warrant Shares purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time as set forth in this Section 3. Whenever the Per-Share Exercise Price is adjusted by operation of this Section 3, the number of Warrant Shares to be delivered upon exercise of the Warrants shall be adjusted as provided in subsection (n) of this Section 3.

            (a) In case the Company shall, while any of the Warrants are outstanding, (i) pay a dividend or make any other distribution with respect to shares of Common Stock in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock, (iii) combine outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of stock of the Company (other than the reclassifications covered by subsection (d) of this Section 3), the Per-Share Exercise Price shall be adjusted to be equal to a fraction, the numerator of which shall be the Aggregate Exercise Price and the denominator of which shall be the number of shares of Common Stock or other stock of the Company that the Holder would have owned immediately following such action had such Warrant been exercised immediately prior thereto or, in the case of a dividend, distribution, subdivision, combination or reclassification with respect to which a record date has been established, prior to such record date. An adjustment made pursuant to this subsection (a) shall be made immediately prior to the opening of business on the day following (x) the date of the payment of the dividend or distribution (retroactive to the record date) or (y) the effective date in the case of a subdivision, combination or reclassification (retroactive to the record date, if any). If the Board of Directors shall declare any dividend or distribution or resolve to take any action referred to in this subsection (a), it shall provide written notice thereof to the Holder not less than ten (10) days prior to the record date fixed for determining the stockholders entitled to participate therein.

            (b) In case the Company shall, while any of the Warrants are outstanding, issue rights or warrants to purchase, or securities convertible into or exchangeable for, Common Stock ("Rights") to any holders of its outstanding shares of Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for, purchase, convert or exchange shares of Common Stock at a price per share less than the current market price per share of Common Stock (as determined pursuant to subsection (e) of this Section 3) on the record date mentioned below, provided the purchase price is less than the Per-Share Exercise Price theretofore in effect, the Per-Share Exercise Price shall be adjusted so that the same shall equal the amount determined by multiplying the Per-Share Exercise Price theretofore in effect by a fraction the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such Rights plus the number of shares which the aggregate offering price would purchase at such current market price, and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such Rights plus the number of additional shares of Common Stock offered for subscription or purchase. "Aggregate offering price," as used in the preceding sentence, shall mean the amount received or receivable by the Company in consideration of the issuance or sale of Rights plus any additional consideration payable to the Company upon exercise thereof, in each case with reference to the total number of shares of Common Stock offered for subscription or purchase. Such adjustment shall be made immediately prior to the opening of business on the day following the date of issuance of Rights, retroactive to the record date for the determination of stockholders entitled to receive Rights.

            (c) In case the Company shall, by dividend or otherwise, distribute to any holders of its outstanding shares of Common Stock, evidences of its indebtedness, shares of any class or series of its stock, assets, securities convertible into or exchangeable for any of its stock or rights or warrants to subscribe for or purchase any of its securities (excluding any Rights referred to in subsection (b) of this Section 3, any dividend or other distribution paid exclusively in cash and any dividend or other distribution referred to in subsection (a) of this Section 3), the Per-Share Exercise Price shall be reduced so that the same shall equal the price determined by multiplying the Per-Share Exercise Price theretofore in effect by a fraction the numerator of which shall be the current market price (determined as provided in subsection (e) of this Section 3) per share of Common Stock on the record date referred to below less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive), on the record date referred to below, of the portion of the evidences of indebtedness, shares of stock, assets, convertible or exchangeable securities, rights or warrants (including fractions) so distributed with respect to each share of Common Stock and the denominator of which shall be such current market price per share of Common Stock. Such adjustment shall be made immediately prior to the opening of business on the day following the date on which any such distribution is made, retroactive to the record date for the determination of stockholders entitled to receive such distribution. In the event that no such dividend or other distribution is so paid or made, the Per-Share Exercise Price shall again be adjusted to be the Per-Share Exercise Price which would then be in effect if such dividend or other distribution had not occurred. If the Board of Directors determines the fair market value of any distribution for purposes of this subsection (c) by reference to the actual or when-issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the current market price per share of Common Stock (determined as provided in subsection (e) of this Section 3).

            (d) In the case of any capital reorganization of the Company or reclassification of the Common Stock, or any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in the case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), the Holder shall have the right thereafter to receive on the exercise of this Warrant the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such reorganization, reclassification consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of the Warrant. Notice of any such reorganization, reclassification, consolidation, merger, exchange, sale or conveyance shall be mailed to the Holder not less than ten (10) days prior to such event. The above provisions of this subsection (d) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. The Company shall require the issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of the Warrant to be responsible for all of the agreements and obligations of the Company hereunder.

            (e) For the purpose of any computation under subsection (b) or (c) of this Section 3, the current market price per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices for the five (5) Trading Day period ending on the earlier of the day in question and, if applicable, the last Trading Day before the "ex" date with respect to the issuance or distribution requiring such computation; provided, however, that if more than one event occurs that would require an adjustment pursuant to subsections (a) through (d) of this Section 3, inclusive, the Board of Directors shall in good faith make such adjustments to the Closing Prices during such five
(5) Trading Day period as it reasonably deems appropriate to effectuate the intent of the adjustment provisions in this Section 3, in which case any such determination by the Board of Directors shall be conclusive. For purposes of this paragraph, the term "ex" date means the first date on which the shares of Common Stock trade regular way, without the right to receive such issuance or distribution, on the New York Stock Exchange or on such successor securities exchange as the shares of Common Stock may be listed on or in the relevant market from which the Closing Prices were obtained.

            (f) No adjustment in the Per-Share Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Per-Share Exercise Price; provided, however, that any adjustments which by reason of this subsection (f) are not required to be made shall be carried forward and taken into account in determining whether any subsequent adjustment shall be required.

            (g) If any action would require adjustment of the Per-Share Exercise Price pursuant to more than one of the provisions described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value to the Holder.

            (h) Except as stated above, the Per-Share Exercise Price will not be adjusted for the issuance of shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock, or carrying the right to purchase any of the foregoing.

            (i) In case the Company shall, by dividend or otherwise, declare or make a distribution on the shares of Common Stock referred to in subsection
(c) of this Section 3, the Holder, upon the exercise thereof subsequent to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the Per-Share Exercise Price adjustment in respect of such distribution, shall be entitled to receive, for each share of Common Stock for which the Warrant is exercised, the portion of the evidences of indebtedness, shares of stock, assets, securities convertible into or exchangeable for any of its stock, or rights or warrants to subscribe for or purchase any of its securities (including fractions) so distributed with respect to each share of Common Stock; provided, however, that, at the election of the Company with respect to all Holders so exercising, the Company may, in lieu of distributing to such Holder any portion of such distribution not consisting of cash or securities of the Company, pay such Holder an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive). If any exercise of a Warrant described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of shares of Common Stock which the Holder of a Warrant so exercised is entitled to receive in accordance with the immediately preceding sentence, the Company may elect to distribute to such Holder a due bill for the evidences of indebtedness, shares of stock, assets, securities convertible into or exchangeable for any of its stock, or rights or warrants to subscribe for or purchase any of its securities to which such Holder is so entitled, provided, that such due bill (a) meets any applicable requirements of the principal national securities exchange or other market on which the shares of Common Stock are then traded and (b) requires payment or delivery of such evidences of indebtedness, shares of stock, assets, securities convertible into or exchangeable for any of its stock, or rights or warrants to subscribe for or purchase any of its securities no later than the date of payment or delivery thereof to holders of Common Stock receiving such distribution.

            (j) Whenever the Per-Share Exercise Price is adjusted as provided in this Section 3 and upon any modification of the rights of the Holder in accordance with this Section 3, the Company shall promptly prepare a certificate signed by the chief executive officer or the chief financial officer setting forth the adjusted Per-Share Exercise Price and showing in reasonable detail the facts requiring such adjustment or modification and the manner of computing the same ("Adjustment Certificate") and cause copies of such certificate to be mailed to the Holder.

            (k) If the Board of Directors shall authorize and the Company shall declare any dividend or other distribution with respect to the Common Stock other than a distribution exclusively in cash, the Company shall mail notice thereof to the Holder not less than ten (10) days prior to the record date fixed for determining stockholders entitled to participate in such dividend or other distribution.

            (l) If, as a result of an adjustment made pursuant to this Section 3, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of stock or other securities, the Board of Directors shall in good faith determine the allocation of the adjusted Per-Share Exercise Price between or among such classes of stock or other securities (whose determination shall be conclusive).

            (m) Upon the expiration of any rights, options, warrants or conversion privileges with respect to the issuance of which an adjustment to the Per-Share Exercise Price had been made, if such shall not have been exercised, the Per-Share Exercise Price, to the extent this Warrant has not then been exercised, shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (A) the Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion privileges, and (B) such shares of Common Stock, if any, that were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion privileges whether or not exercised; provided, however, that no such readjustment shall have the effect of increasing the Per-Share Exercise Price by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion privileges.

            (n) Whenever the Per-Share Exercise Price is adjusted as provided pursuant to this Section 3, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be adjusted by multiplying such number of Warrant Shares immediately prior to such adjustment by a fraction, the numerator of which shall be the Per-Share Exercise Price immediately prior to such adjustment, and the denominator of which shall be the Per-Share Exercise Price immediately thereafter.

            (o) In case any event shall occur as to which the other provisions of this Section 3 are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof then, in each such case, the Board of Directors shall in good faith determine the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to preserve the purchase rights represented by the Warrants (whose determination shall be conclusive) and shall promptly make the adjustments described therein.

            (p) If the Company shall take a record of the holders of its Common Stock for any purpose requiring an adjustment hereunder, but shall, thereafter and before the consummation of the event requiring such adjustment legally abandon its plan, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

            (q) Notwithstanding anything herein to the contrary, no adjustment to the Per-Share Exercise Price hereunder shall be made, to the extent it would cause the Per-Share Exercise Price to be less than the par value of the Common Stock.

      4. Fully Paid Stock; Taxes. The shares of the Common Stock represented by each and every certificate for Warrant Shares delivered upon the exercise of this Warrant shall at the time of such delivery, be duly authorized, validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights or rights of first refusal. The Company shall pay all documentary, stamp or similar taxes and other similar governmental charges that may be imposed with respect to the issuance or delivery of any shares of Common Stock upon exercise of the Warrants (other than income taxes); provided, however, that if the shares of Common Stock are to be delivered in a name other than the name of the Holder, no such delivery shall be made unless the Person requesting the same has paid to the Company the amount of transfer taxes or charges incident thereto, if any.

      5. HSR. To the extent required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") following any exercise or exchange of this Warrant pursuant to Section 1 by the Holder and prior to the issuance and delivery of the certificates for the shares of Common Stock required thereby, the Company and the Holder shall cooperate in the preparation of, and file with the United States Federal Trade Commission and the United States Department of Justice, the notification and report form required for such and any supplemental or additional information which may be reasonably requested in connection therewith pursuant to the HSR Act and shall comply in all material respects with the requirements of the HSR Act. The fees to be paid in connection with any such filing under the HSR Act shall be paid by the Holder.

      6.    Transfer; Etc.

            (a) This Warrant may not be transferred without the consent of the Company; provided, however, that that the Initial Holder may assign all or any portion of this Warrant to one or more designated controlled Affiliates of W. R. Berkley Corporation, a Delaware corporation, by execution of the form of assignment attached hereto or a substantially equivalent assignment form. Until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder of this Warrant as he or it appears on the Company's books at any time as the Holder for all purposes. The Company shall permit any Holder of a Warrant or his duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered holders of Warrants.

            (b) This Warrant may not be sold, transferred, assigned or hypothecated by the Holder except in compliance with the provisions of the Securities Act of 1933 and the applicable state securities "blue sky" laws, and is so transferable only upon the books of the Company which it shall cause to be maintained for such purpose.

            (c) All Warrants issued upon the transfer or assignment of this Warrant or part thereof or upon a partial exercise, exchange or purchase of this Warrant will be dated the same date as this Warrant, and all rights of the holder thereof shall be identical to those of the Holder.

            (d) The Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any certificates for Warrants in a name other than that of the registered Holder of a Warrant surrendered upon the exercise or transfer of a Warrant and the Company shall not be required to issue or deliver such certificates for Warrants unless and until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or are not due and owing.

            (e) In connection with any transfer, the Holder will deliver to the Company such certificates and other information as the Company may reasonably require to confirm that the transfer complies with the foregoing restrictions.

      7. Loss, etc., of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

      8. Warrant Holder Not Stockholder. This Warrant does not confer upon the Holder any right to vote on, consent to or otherwise participate with respect to matters to a vote of the stockholders of the Company or to receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, nor any other rights or liabilities as a stockholder, prior to the exercise hereof; this Warrant does, however, require certain notices to the Holder as set forth herein.

      9. Communication. Any notice or other communication to be given hereunder shall be given by hand delivery, by overnight carrier, in each case at the addresses set forth in this section, and shall be deemed to have been given when received. The Company or the Holder may change its address for receiving notices by giving written notice of such change to the other.

            If to the Company, to:

            Capital Trust, Inc.
            410 Park Avenue
            14th Floor
            New York, New York  10022
            Attn: John R. Klopp, Chief Executive Officer

            If to the Holder, to:
            Berkley Regional Insurance Company
            475 Steamboat Road
            Greenwich, Connecticut 06830

      10. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

      11. Applicable Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law thereof.

      12. Amendment, Waiver, etc. Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of the Company and the majority in interest of the Holders.

      13.   Certain Definitions.

            "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or is under common control with such Person. For the purposes of this definition, "control", when used with respect to any Person, means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated", "controlling" and "controlled" have meanings correlative to the foregoing.

            "Board of Directors" means the board of directors of the Company.

            "Closing Price", with respect to any security on any day, means the last reported sale price, regular way on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the NYSE Composite Tape, or, if such security is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading, or, if such security is not listed or admitted to trading on a national securities exchange, on the NASDAQ Stock Market of the National Association of Securities Dealers, Inc., or, if such security is not quoted or admitted to trading on such quotation system, on the principal quotation system on which such security is listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available in such manner, as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors (or any committee duly authorized by the Board of Directors) for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors (or any committee duly authorized by the Board of Directors).

            "Initial Holder" means W. R. Berkley Corporation, a Delaware corporation, and/or one or more of its designated Affiliates to whom it transfers Warrants.

            "Person" means an individual, partnership, corporation, limited liability company, trust, estate, or unincorporated organization, or other entity, or a government or agency or political subdivision thereof.

            "Trading Day" means a day on which any securities are traded on the national securities exchange or quotation system used to determine the Closing Price.

            IN WITNESS WHEREOF, the Company has caused this Warrant to be executed this 11th day of May, 2004.

                                        CAPITAL TRUST, INC.

                                             By:  /s/ John R. Klopp
                                                 ----------------------------
                                                 John R. Klopp
                                                 Chief Executive Officer

SUBSCRIPTION

            The undersigned, ___________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for and purchase _________________ shares of the Common Stock, par value $.01 per share, of Capital Trust, Inc. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

Dated:_______________                       Signature:__________________________

                                            Address:____________________________

ASSIGNMENT

            FOR VALUE RECEIVED _______________ hereby sells, assigns and transfers unto ____________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint
_____________________, attorney, to transfer said Warrant on the books of Capital Trust, Inc.

Dated:_______________                       Signature:__________________________

                                            Address:____________________________

PARTIAL ASSIGNMENT

            FOR VALUE RECEIVED _______________ hereby assigns and transfers unto ____________________ the right to purchase _______ shares of Common Stock, par value $.01 per share, of Capital Trust, Inc. covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint ____________________, attorney, to transfer such part of said Warrant on the books of Capital Trust, Inc.

Dated:_______________                       Signature:__________________________

                                            Address:____________________________

                               CAPITAL TRUST, INC.

                        Warrant for Class A Common Stock

            FOR VALUE RECEIVED, Capital Trust, Inc., a Maryland corporation (the "Company"), hereby grants, pursuant hereto (this "Warrant"), to Nautilus Insurance Company (the "Initial Holder") or its permitted assigns, the right, subject to the terms and conditions contained herein, to purchase from the Company, at any time or from time to time commencing at the Commencement Time (as defined below) and prior to 5:00 p.m., Eastern Time, on December 31, 2004, up to NINETY ONE THOUSAND TWO HUNDRED AND FIFTY (91,250) (subject to adjustment as provided herein) fully paid and non-assessable shares of class A common stock, par value $.01 per share, of the Company for twenty-three dollars and forty cents ($23.40) per share (subject to adjustment as provided herein) for an aggregate purchase price (assuming full exercise) of TWO MILLION ONE HUNDRED THIRTY FIVE THOUSAND AND TWO HUNDRED FIFTY DOLLARS ($2,135,250). The Aggregate Exercise Price is not subject to adjustment.

            Hereinafter, (i) said class A common stock, par value $.01 per share, of the Company, is referred to as the "Common Stock," (ii) the shares of the Common Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to as the "Warrant Shares," (iii) the aggregate purchase price payable for the Warrant Shares purchasable hereunder is referred to as the "Aggregate Exercise Price," (iv) the price payable for each of the Warrant Shares is referred to as the "Per-Share Exercise Price," (v) this Warrant, and all warrants hereafter issued in exchange for, in substitution for or upon transfer of this Warrant are referred to as the "Warrants" and (vi) the holders of this Warrant or any portion hereof in accordance with the terms hereof from time to time are each referred to as a "Holder" and are collectively referred to as the "Holders.") Definitions of other capitalized terms used herein are set forth in Section 15 hereof.

      1.    Exercise of Warrant.

            (a) This Warrant may be exercised in whole at any time, or in part from time to time, commencing at the Commencement Time and prior to 5:00 p.m., Eastern Time, on December 31, 2004 (the "Exercise Period") by the Holder by the surrender of this Warrant (with the subscription form at the end hereof duly executed) to the Company at the address set forth in Section 11 hereof, together with proper payment of the Aggregate Exercise Price, or the proportionate part thereof if this Warrant is exercised in part, with payment for the Warrant Shares made by wire transfer of immediately available funds or certified or official bank check payable to the order of the Company. If this Warrant is exercised in part, it must be exercised for a number of whole shares of Common Stock.

            (b) The "Commencement Time" shall begin when the issuance of the Warrant Shares shall have been approved by an affirmative vote of a majority of the votes cast at the Company's 2004 annual meeting of shareholders or at any adjournment or postponement thereof in accordance with Sections 310.00 and 312.03(c) of the New York Stock Exchange, Inc. Listed Company Manual.

            (c) After any partial exercise or exchange, the Holder will be entitled to receive a new Warrant covering the Warrant Shares as to which this Warrant has not been exercised or exchanged and setting forth the proportionate part of the Aggregate Exercise Price applicable to such Warrant Shares.

            (d) As soon as practicable, but within ten (10) days following the surrender of this Warrant and the receipt of payment of the Aggregate Exercise Price, or the proportionate part thereof, as the case may be, pursuant to subsection (a) of this Section 1, the Company, within seven (7) days,

                  (i) will issue a certificate or certificates in the name of the Holder or such other Person designated in writing by the Holder for the largest number of whole shares of Common Stock to which the Holder shall be entitled by the exercise (full or partial, in accordance with the subscription form) or exchange of this Warrant;

                  (ii) will, if this Warrant is exercised in whole, in lieu of any fractional share of Common Stock to which the Holder shall be otherwise entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors shall determine), and

                  (iii) will deliver the other securities and properties receivable upon the exercise or exchange of this Warrant, or the proportionate part thereof if this Warrant is exercised or exchanged in part, pursuant to the provisions of this Warrant.

      2. Reservation of Warrant Shares; Listing. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock, for the purpose of effecting the exercise of Warrants, the full number of shares of Common Stock then issuable upon the exercise of all outstanding Warrants. Throughout the period of time during which this Warrant may be exercised, the Company shall use its commercially reasonable efforts to keep the Warrant Shares authorized for listing on the New York Stock Exchange or on any other successor national securities exchange or other relevant market on which the Common Stock is listed, admitted to trading or traded.

      3. Protection Against Dilution. The Per-Share Exercise Price and the number of Warrant Shares purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time as set forth in this Section 3. Whenever the Per-Share Exercise Price is adjusted by operation of this Section 3, the number of Warrant Shares to be delivered upon exercise of the Warrants shall be adjusted as provided in subsection (n) of this Section 3.

            (a) In case the Company shall, while any of the Warrants are outstanding, (i) pay a dividend or make any other distribution with respect to shares of Common Stock in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock, (iii) combine outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of stock of the Company (other than the reclassifications covered by subsection (d) of this Section 3), the Per-Share Exercise Price shall be adjusted to be equal to a fraction, the numerator of which shall be the Aggregate Exercise Price and the denominator of which shall be the number of shares of Common Stock or other stock of the Company that the Holder would have owned immediately following such action had such Warrant been exercised immediately prior thereto or, in the case of a dividend, distribution, subdivision, combination or reclassification with respect to which a record date has been established, prior to such record date. An adjustment made pursuant to this subsection (a) shall be made immediately prior to the opening of business on the day following (x) the date of the payment of the dividend or distribution (retroactive to the record date) or (y) the effective date in the case of a subdivision, combination or reclassification (retroactive to the record date, if any). If the Board of Directors shall declare any dividend or distribution or resolve to take any action referred to in this subsection (a), it shall provide written notice thereof to the Holder not less than ten (10) days prior to the record date fixed for determining the stockholders entitled to participate therein.

            (b) In case the Company shall, while any of the Warrants are outstanding, issue rights or warrants to purchase, or securities convertible into or exchangeable for, Common Stock ("Rights") to any holders of its outstanding shares of Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for, purchase, convert or exchange shares of Common Stock at a price per share less than the current market price per share of Common Stock (as determined pursuant to subsection (e) of this Section 3) on the record date mentioned below, provided the purchase price is less than the Per-Share Exercise Price theretofore in effect, the Per-Share Exercise Price shall be adjusted so that the same shall equal the amount determined by multiplying the Per-Share Exercise Price theretofore in effect by a fraction the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such Rights plus the number of shares which the aggregate offering price would purchase at such current market price, and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such Rights plus the number of additional shares of Common Stock offered for subscription or purchase. "Aggregate offering price," as used in the preceding sentence, shall mean the amount received or receivable by the Company in consideration of the issuance or sale of Rights plus any additional consideration payable to the Company upon exercise thereof, in each case with reference to the total number of shares of Common Stock offered for subscription or purchase. Such adjustment shall be made immediately prior to the opening of business on the day following the date of issuance of Rights, retroactive to the record date for the determination of stockholders entitled to receive Rights.

            (c) In case the Company shall, by dividend or otherwise, distribute to any holders of its outstanding shares of Common Stock, evidences of its indebtedness, shares of any class or series of its stock, assets, securities convertible into or exchangeable for any of its stock or rights or warrants to subscribe for or purchase any of its securities (excluding any Rights referred to in subsection (b) of this Section 3, any dividend or other distribution paid exclusively in cash and any dividend or other distribution referred to in subsection (a) of this Section 3), the Per-Share Exercise Price shall be reduced so that the same shall equal the price determined by multiplying the Per-Share Exercise Price theretofore in effect by a fraction the numerator of which shall be the current market price (determined as provided in subsection (e) of this Section 3) per share of Common Stock on the record date referred to below less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive), on the record date referred to below, of the portion of the evidences of indebtedness, shares of stock, assets, convertible or exchangeable securities, rights or warrants (including fractions) so distributed with respect to each share of Common Stock and the denominator of which shall be such current market price per share of Common Stock. Such adjustment shall be made immediately prior to the opening of business on the day following the date on which any such distribution is made, retroactive to the record date for the determination of stockholders entitled to receive such distribution. In the event that no such dividend or other distribution is so paid or made, the Per-Share Exercise Price shall again be adjusted to be the Per-Share Exercise Price which would then be in effect if such dividend or other distribution had not occurred. If the Board of Directors determines the fair market value of any distribution for purposes of this subsection (c) by reference to the actual or when-issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the current market price per share of Common Stock (determined as provided in subsection (e) of this Section 3).

            (d) In the case of any capital reorganization of the Company or reclassification of the Common Stock, or any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in the case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), the Holder shall have the right thereafter to receive on the exercise of this Warrant the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such reorganization, reclassification consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of the Warrant. Notice of any such reorganization, reclassification, consolidation, merger, exchange, sale or conveyance shall be mailed to the Holder not less than ten (10) days prior to such event. The above provisions of this subsection (d) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. The Company shall require the issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of the Warrant to be responsible for all of the agreements and obligations of the Company hereunder.

            (e) For the purpose of any computation under subsection (b) or (c) of this Section 3, the current market price per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices for the five (5) Trading Day period ending on the earlier of the day in question and, if applicable, the last Trading Day before the "ex" date with respect to the issuance or distribution requiring such computation; provided, however, that if more than one event occurs that would require an adjustment pursuant to subsections (a) through (d) of this Section 3, inclusive, the Board of Directors shall in good faith make such adjustments to the Closing Prices during such five
(5) Trading Day period as it reasonably deems appropriate to effectuate the intent of the adjustment provisions in this Section 3, in which case any such determination by the Board of Directors shall be conclusive. For purposes of this paragraph, the term "ex" date means the first date on which the shares of Common Stock trade regular way, without the right to receive such issuance or distribution, on the New York Stock Exchange or on such successor securities exchange as the shares of Common Stock may be listed on or in the relevant market from which the Closing Prices were obtained.

            (f) No adjustment in the Per-Share Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Per-Share Exercise Price; provided, however, that any adjustments which by reason of this subsection (f) are not required to be made shall be carried forward and taken into account in determining whether any subsequent adjustment shall be required.

            (g) If any action would require adjustment of the Per-Share Exercise Price pursuant to more than one of the provisions described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value to the Holder.

            (h) Except as stated above, the Per-Share Exercise Price will not be adjusted for the issuance of shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock, or carrying the right to purchase any of the foregoing.

            (i) In case the Company shall, by dividend or otherwise, declare or make a distribution on the shares of Common Stock referred to in subsection
(c) of this Section 3, the Holder, upon the exercise thereof subsequent to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the Per-Share Exercise Price adjustment in respect of such distribution, shall be entitled to receive, for each share of Common Stock for which the Warrant is exercised, the portion of the evidences of indebtedness, shares of stock, assets, securities convertible into or exchangeable for any of its stock, or rights or warrants to subscribe for or purchase any of its securities (including fractions) so distributed with respect to each share of Common Stock; provided, however, that, at the election of the Company with respect to all Holders so exercising, the Company may, in lieu of distributing to such Holder any portion of such distribution not consisting of cash or securities of the Company, pay such Holder an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive). If any exercise of a Warrant described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of shares of Common Stock which the Holder of a Warrant so exercised is entitled to receive in accordance with the immediately preceding sentence, the Company may elect to distribute to such Holder a due bill for the evidences of indebtedness, shares of stock, assets, securities convertible into or exchangeable for any of its stock, or rights or warrants to subscribe for or purchase any of its securities to which such Holder is so entitled, provided, that such due bill (a) meets any applicable requirements of the principal national securities exchange or other market on which the shares of Common Stock are then traded and (b) requires payment or delivery of such evidences of indebtedness, shares of stock, assets, securities convertible into or exchangeable for any of its stock, or rights or warrants to subscribe for or purchase any of its securities no later than the date of payment or delivery thereof to holders of Common Stock receiving such distribution.

            (j) Whenever the Per-Share Exercise Price is adjusted as provided in this Section 3 and upon any modification of the rights of the Holder in accordance with this Section 3, the Company shall promptly prepare a certificate signed by the chief executive officer or the chief financial officer setting forth the adjusted Per-Share Exercise Price and showing in reasonable detail the facts requiring such adjustment or modification and the manner of computing the same ("Adjustment Certificate") and cause copies of such certificate to be mailed to the Holder.

            (k) If the Board of Directors shall authorize and the Company shall declare any dividend or other distribution with respect to the Common Stock other than a distribution exclusively in cash, the Company shall mail notice thereof to the Holder not less than ten (10) days prior to the record date fixed for determining stockholders entitled to participate in such dividend or other distribution.

            (l) If, as a result of an adjustment made pursuant to this Section 3, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of stock or other securities, the Board of Directors shall in good faith determine the allocation of the adjusted Per-Share Exercise Price between or among such classes of stock or other securities (whose determination shall be conclusive).

            (m) Upon the expiration of any rights, options, warrants or conversion privileges with respect to the issuance of which an adjustment to the Per-Share Exercise Price had been made, if such shall not have been exercised, the Per-Share Exercise Price, to the extent this Warrant has not then been exercised, shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (A) the Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion privileges, and (B) such shares of Common Stock, if any, that were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion privileges whether or not exercised; provided, however, that no such readjustment shall have the effect of increasing the Per-Share Exercise Price by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion privileges.

            (n) Whenever the Per-Share Exercise Price is adjusted as provided pursuant to this Section 3, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be adjusted by multiplying such number of Warrant Shares immediately prior to such adjustment by a fraction, the numerator of which shall be the Per-Share Exercise Price immediately prior to such adjustment, and the denominator of which shall be the Per-Share Exercise Price immediately thereafter.

            (o) In case any event shall occur as to which the other provisions of this Section 3 are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof then, in each such case, the Board of Directors shall in good faith determine the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to preserve the purchase rights represented by the Warrants (whose determination shall be conclusive) and shall promptly make the adjustments described therein.

            (p) If the Company shall take a record of the holders of its Common Stock for any purpose requiring an adjustment hereunder, but shall, thereafter and before the consummation of the event requiring such adjustment legally abandon its plan, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

            (q) Notwithstanding anything herein to the contrary, no adjustment to the Per-Share Exercise Price hereunder shall be made, to the extent it would cause the Per-Share Exercise Price to be less than the par value of the Common Stock.

      4. Fully Paid Stock; Taxes. The shares of the Common Stock represented by each and every certificate for Warrant Shares delivered upon the exercise of this Warrant shall at the time of such delivery, be duly authorized, validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights or rights of first refusal. The Company shall pay all documentary, stamp or similar taxes and other similar governmental charges that may be imposed with respect to the issuance or delivery of any shares of Common Stock upon exercise of the Warrants (other than income taxes); provided, however, that if the shares of Common Stock are to be delivered in a name other than the name of the Holder, no such delivery shall be made unless the Person requesting the same has paid to the Company the amount of transfer taxes or charges incident thereto, if any.

      5. HSR. To the extent required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") following any exercise or exchange of this Warrant pursuant to Section 1 by the Holder and prior to the issuance and delivery of the certificates for the shares of Common Stock required thereby, the Company and the Holder shall cooperate in the preparation of, and file with the United States Federal Trade Commission and the United States Department of Justice, the notification and report form required for such and any supplemental or additional information which may be reasonably requested in connection therewith pursuant to the HSR Act and shall comply in all material respects with the requirements of the HSR Act. The fees to be paid in connection with any such filing under the HSR Act shall be paid by the Holder.

      6.    Transfer; Etc.

            (a) This Warrant may not be transferred without the consent of the Company; provided, however, that that the Initial Holder may assign all or any portion of this Warrant to one or more designated controlled Affiliates of W. R. Berkley Corporation, a Delaware corporation, by execution of the form of assignment attached hereto or a substantially equivalent assignment form. Until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder of this Warrant as he or it appears on the Company's books at any time as the Holder for all purposes. The Company shall permit any Holder of a Warrant or his duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered holders of Warrants.

            (b) This Warrant may not be sold, transferred, assigned or hypothecated by the Holder except in compliance with the provisions of the Securities Act of 1933 and the applicable state securities "blue sky" laws, and is so transferable only upon the books of the Company which it shall cause to be maintained for such purpose.

            (c) All Warrants issued upon the transfer or assignment of this Warrant or part thereof or upon a partial exercise, exchange or purchase of this Warrant will be dated the same date as this Warrant, and all rights of the holder thereof shall be identical to those of the Holder.

            (d) The Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any certificates for Warrants in a name other than that of the registered Holder of a Warrant surrendered upon the exercise or transfer of a Warrant and the Company shall not be required to issue or deliver such certificates for Warrants unless and until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or are not due and owing.

            (e) In connection with any transfer, the Holder will deliver to the Company such certificates and other information as the Company may reasonably require to confirm that the transfer complies with the foregoing restrictions.

      7. Loss, etc., of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

      8. Warrant Holder Not Stockholder. This Warrant does not confer upon the Holder any right to vote on, consent to or otherwise participate with respect to matters to a vote of the stockholders of the Company or to receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, nor any other rights or liabilities as a stockholder, prior to the exercise hereof; this Warrant does, however, require certain notices to the Holder as set forth herein.

      9. Communication. Any notice or other communication to be given hereunder shall be given by hand delivery, by overnight carrier, in each case at the addresses set forth in this section, and shall be deemed to have been given when received. The Company or the Holder may change its address for receiving notices by giving written notice of such change to the other.

                  If to the Company, to:

                  Capital Trust, Inc.
                  410 Park Avenue
                  14th Floor
                  New York, New York 10022
                  Attn: John R. Klopp, Chief Executive Officer

                  If to the Holder, to:
                  Nautilus Insurance Company
                  7273 East Butherus Drive
                  Scottsdale, Arizona 85260

      10. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

      11. Applicable Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law thereof.

      12. Amendment, Waiver, etc. Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of the Company and the majority in interest of the Holders.

      13.   Certain Definitions.

            "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or is under common control with such Person. For the purposes of this definition, "control", when used with respect to any Person, means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated", "controlling" and "controlled" have meanings correlative to the foregoing.

            "Board of Directors" means the board of directors of the Company.

            "Closing Price", with respect to any security on any day, means the last reported sale price, regular way on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the NYSE Composite Tape, or, if such security is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading, or, if such security is not listed or admitted to trading on a national securities exchange, on the NASDAQ Stock Market of the National Association of Securities Dealers, Inc., or, if such security is not quoted or admitted to trading on such quotation system, on the principal quotation system on which such security is listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available in such manner, as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors (or any committee duly authorized by the Board of Directors) for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors (or any committee duly authorized by the Board of Directors).

            "Initial Holder" means W. R. Berkley Corporation, a Delaware corporation, and/or one or more of its designated Affiliates to whom it transfers Warrants.

            "Person" means an individual, partnership, corporation, limited liability company, trust, estate, or unincorporated organization, or other entity, or a government or agency or political subdivision thereof.

            "Trading Day" means a day on which any securities are traded on the national securities exchange or quotation system used to determine the Closing Price.

            IN WITNESS WHEREOF, the Company has caused this Warrant to be executed this 11th day of May, 2004.

                                            CAPITAL TRUST, INC.

                                              By: /s/ John R. Klopp
                                                  ------------------------------
                                                  John R. Klopp
                                                  Chief Executive Officer

SUBSCRIPTION

            The undersigned, ___________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for and purchase _________________ shares of the Common Stock, par value $.01 per share, of Capital Trust, Inc. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

Dated:_______________                       Signature:__________________________

                                            Address:____________________________

ASSIGNMENT

            FOR VALUE RECEIVED _______________ hereby sells, assigns and transfers unto ____________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint
_____________________, attorney, to transfer said Warrant on the books of Capital Trust, Inc.

Dated:_______________                       Signature:__________________________

                                            Address:____________________________

PARTIAL ASSIGNMENT

            FOR VALUE RECEIVED _______________ hereby assigns and transfers unto ____________________ the right to purchase _______ shares of Common Stock, par value $.01 per share, of Capital Trust, Inc. covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint ____________________, attorney, to transfer such part of said Warrant on the books of Capital Trust, Inc.

Dated:_______________                       Signature:__________________________

                                            Address:____________________________